UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2024

AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Vesey Street,
New York, New York 10285
(Address of principal executive offices and zip code)
(212) 640-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (par value $0.20 per Share)	AXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure
The following information is furnished under Item 7.01 - Regulation FD Disclosure:
On January 16, 2024, American Express Company posted the following statement to its newsroom site:
“Accel-KKR to Acquire Accertify from American Express
American Express signed an agreement with technology private equity firm Accel-KKR to sell fraud prevention solutions provider Accertify, a wholly owned subsidiary acquired by American Express in 2010. American Express will continue to operate its own industry-leading fraud prevention programs, which consistently achieve the lowest U.S. fraud rates among major card networks. The transaction is subject to customary closing conditions and is expected to close in the second quarter of 2024. The terms of the deal are not being disclosed.”
Cautionary Note Regarding Forward-Looking Statements
This report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements, which are subject to risks and uncertainties, address our current expectations regarding the expected timing for closing the transaction and future operations, among other matters. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. American Express undertakes no obligation to update or revise any forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: events impacting the likelihood and timing of the completion of the transaction, such as regulatory and other approvals, consultation requirements, the execution of ancillary agreements, the cost and availability of financing for the purchaser to fund the transaction and the potential loss of key customers, vendors and other business partners, and management’s decisions regarding future operations, strategies and business initiatives. A further description of such factors can be found in American Express’ Annual Report on Form 10-K for the year ended December 31, 2022 and the company’s other reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY
(REGISTRANT)

By:	/s/ Kristina V. Fink
Name: Kristina V. Fink
Title: Corporate Secretary

Date: January 16, 2024